UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT






                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                December 24, 1996
                                (Date of Report)



                       EVANS WITHYCOMBE RESIDENTIAL, INC.
             (Exact name of registrant as specified in its charter)


                                     1-13256
                              (Commission File No.)


         Maryland                                         86-0766008
(State or other jurisdiction                (I.R.S. employer identification no.)
of incorporation or organization)


         6991 East Camelback Road, Suite A200, Scottsdale, Arizona 85251
                    (Address of principal executive offices)

                                 (602) 840-1040
              (Registrant's telephone number, including area code)

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

Capitalized terms not defined herein are used as defined in Evans Withycombe Residential, Inc.'s (the "Company") Annual Report on Form 10-K for the year ended December 31, 1995 and the Company's Quarterly Report on Form 10-Q for the three months ended September 30, 1996.

ACQUISITIONS

The Company has acquired six multifamily residential properties during the period from October 31, 1995 through December 6, 1996. The cash portion of these transactions was financed primarily through the Company's Credit Facility with a Bank Group, Bank One Arizona, NA, as administrative agent, and Bank of America NTSA and Wells Fargo, NA, as co-agents. Descriptions of the acquired properties are as follows.

1995 Acquisitions
-----------------

SUPERSTITION VISTA APARTMENTS, MESA, ARIZONA

On October 31, 1995, the Company acquired Superstition Vista, a multifamily apartment community located in Mesa, Arizona. Superstition Vista was approximately 96 percent occupied as of December 1, 1996. The property consists of 316 units in 24 two story buildings on approximately 16 acres. Amenities include a clubhouse, tennis courts, basketball court, two swimming pools and spas.

TERMS OF THE PURCHASE

Superstition   Vista  was  purchased  from  an  unaffiliated   third  party  for
approximately $13.5 million, which included a $13 million, 60 day carry back note. The carry back note was paid in full on January 6, 1996 using proceeds from the Credit Facility.

THE  ASHTON  APARTMENTS   (formerly  Stone  Ridge  Apartments),   CORONA  HILLS,
CALIFORNIA

On December 12, 1995, the Company acquired The Ashton, a multifamily apartment community located in Corona Hills, California. The Ashton was approximately 94 percent occupied at December 1, 1996. The property consists of 492 units in 53 two story buildings on approximately 24 acres. Amenities include a clubhouse, volleyball court, exercise room, three swimming pools and two spas.

TERMS OF THE PURCHASE

The Ashton was purchased from an unaffiliated third party for approximately $21.7 million, which included the assumption of $17.3 million variable rate tax exempt bonds, $900,000 cash and the issuance of approximately 180,000 Operating Partnership Units. The tax exempt bonds are secured by a $17.8 million letter of credit.

1996 Acquisitions
-----------------

CANYON CREST VIEWS APARTMENTS, RIVERSIDE, CALIFORNIA

On June 27, 1996, the Company acquired Canyon Crest Views, a multifamily apartment community located in Riverside, California. Canyon Crest Views was approximately 96 percent occupied at December 1, 1996. The property consists of 178 units in 54 one, two and three story condominium type apartment buildings on approximately 10.7 acres. Amenities include one and two car garages, two swimming pools and two spas.

TERMS OF THE PURCHASE

Canyon  Crest  Views  was  purchased  from  an  unaffiliated   third  party  for
approximately $12.8 million in cash.

PORTOFINO APARTMENTS, CHINO HILLS, CALIFORNIA

On July 31, 1996, the Company acquired Portofino, a multifamily apartment community located in Chino Hills, California. Portofino was approximately 99 percent occupied at December 1, 1996. The property consists of 176 units in 19 two story apartment buildings on approximately 11 acres. Amenities include garages, storage units, swimming pool and spa.

TERMS OF THE PURCHASE

Portofino was purchased from an unaffiliated third party for approximately $12.2 million in cash.

PARKVIEW TERRACE CLUB APARTMENTS, REDLANDS, CALIFORNIA

On July 31, 1996, the Company acquired Parkview Terrace Club, a multifamily apartment community located in Redlands, California. Parkview Terrace Club was approximately 96 percent occupied at December 1, 1996. The property consists of 558 units in 43 two story apartment buildings on approximately 32.3 acres. Amenities include a clubhouse, basketball and volleyball courts, exercise room, three swimming pools and three spas.

TERMS OF THE PURCHASE

Parkview Terrace Club was purchased from an unaffiliated third party for approximately $32 million, which included the assumption of $22.65 million variable rate tax exempt bonds and $9.35 million in cash. The tax exempt bonds are secured by a $22.8 million letter of credit.

REDLANDS LAWN &TENNIS CLUB APARTMENTS, REDLANDS, CALIFORNIA

On December 6, 1996, the Company acquired Redlands Lawn & Tennis Club, a multifamily apartment community located in Redlands, California. Redlands Lawn & Tennis Club was approximately 85 percent occupied at December 6, 1996. The property consists of 496 units in 31 two story apartment buildings on approximately 27 acres. Amenities include a clubhouse, basketball courts, tennis courts, indoor racquetball courts, exercise room, three swimming pools and three spas.

TERMS OF THE PURCHASE

Redlands Lawn & Tennis Club was purchased from an unaffiliated third party for approximately $28.8 million, which included the assumption of $24 million variable rate tax exempt bonds and $4.8 million in cash. The tax exempt bonds are secured by a $24.6 million letter of credit.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

A.   Financial Statements of Properties Acquired

                                                                                                     Page
                                                                                                     ----
o     Parkview Terrace Club Apartments                                                               F-1
      Statements of Excess of Revenues over Specific Operating Expenses

o     Redlands Lawn & Tennis Club Apartments                                                         F-5
      Statements of Excess of Revenues over Specific Operating Expenses

B.    Pro Forma Consolidated Financial Information                                                   F-9

o     Pro Forma Consolidated Balance Sheet as of September 30, 1996                                  F-10
o     Pro Forma Consolidated Statement of Income for the nine months ended September 30, 1996        F-11
o     Pro Forma Consolidated Statement of Income for the year ended December 31, 1995                F-13

C.    Exhibits

o     23.1 Consent of Ernst & Young LLP                                                              F-15

No information is required under Items 1, 3, 4, and 6 and these items have therefore been omitted.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                        EVANS WITHYCOMBE RESIDENTIAL, INC.




December 24, 1996                       /s/ Paul R. Fannin
----------------------                  -------------------------
 (Date)                                 Paul R. Fannin,
                                        Senior Vice President and
                                        Chief Financial Officer

                        Parkview Terrace Club Apartments

        Statements of Excess of Revenues Over Specific Operating Expenses

                     Year ended December 31, 1995 (Audited)
        and the period from January 1, 1996 to July 31, 1996 (Unaudited)




                                Table of Contents

Report of Independent Auditors.............................................. F-2
Statements of Excess of Revenues Over Specific Operating Expenses........... F-3
Notes to Statements of Excess of Revenues Over Specific Operating Expenses.. F-4

                         Report of Independent Auditors

Board of Directors and Stockholders
Evans Withycombe Residential, Inc.

We have audited the accompanying statement of excess of revenues over specific operating expenses of Parkview Terrace Club Apartments (the "Community") for the year ended December 31, 1995. This financial statement is the responsibility of the Community's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement of excess of revenues over specific operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2, the financial statement of excess of revenues over specific operating expenses excludes certain expenses that would not be comparable to the operations of the Community after acquisition by Evans Withycombe Residential, Inc. The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Community's revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the excess of revenues over specific operating expenses (exclusive of expenses described in Note 2) of Parkview Terrace Club Apartments for the year ended December 31, 1995 in conformity with generally accepted accounting principles.

                                                 Ernst & Young LLP

Phoenix, Arizona
December 17, 1996

                        Parkview Terrace Club Apartments

        Statements of Excess of Revenues Over Specific Operating Expenses

                                                                                Year ended          Period from
                                                                             December 31, 1995   January 1 to July
                                                                                                      31, 1996
                                                                            ----------------------------------------
                                                                                                    (Unaudited)
  Revenues
     Rental                                                                   $      4,152,554   $      2,449,579
     Interest and other                                                                107,303             56,790
                                                                            ----------------------------------------
                                                                                     4,259,857          2,506,369

  Specific operating expenses
     Repairs and maintenance                                                           505,674            301,699
     Other property operating                                                          659,815            356,374
     Advertising                                                                        49,927             12,495
     Real estate taxes                                                                 323,361            177,510
                                                                            ----------------------------------------
                                                                                     1,538,777            848,078
                                                                            ----------------------------------------

  Excess of revenues over specific operating expenses                         $      2,721,080   $      1,658,291
                                                                            ========================================

See accompanying notes.                F-3

                        Parkview Terrace Club Apartments

  Notes to Statements of Excess of Revenues Over Specific Operating Expenses


1. Organization and Significant Accounting Policies

Description of Property

Evans Withycombe Residential, Inc. (the "Company") owns a 100% interest in Parkview Terrace Club Apartments (the "Community"), a 558-unit, multi-building apartment complex located in Redlands, California. The Company purchased the Community for approximately $32 million in July 1996.

Revenue Recognition

Rental income attributable to residential leases is recorded when due from residents. Leases are for periods of up to one year, with rental payments due monthly.

Use of Estimates

The preparation of the financial statements of excess of revenues over specific operating expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. Basis of Accounting

The accompanying statements of revenues over specific operating expenses are presented on the accrual basis. These statements have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties. Accordingly, the statements exclude certain historical expenses not comparable to the operations of the property after acquisition, such as depreciation, interest, and management fees.

See accompanying notes.                F-4

                    Redlands Lawn and Tennis Club Apartments

        Statements of Excess of Revenues Over Specific Operating Expenses

                     Year ended December 31, 1995 (Audited)
      and the period from January 1, 1996 to November 30, 1996 (Unaudited)





                                Table of Contents

Report of Independent Auditors.............................................. F-6
Statements of Excess of Revenues Over Specific Operating Expenses........... F-7
Notes to Statements of Excess of Revenues Over Specific Operating Expenses.. F-8

                         Report of Independent Auditors

Board of Directors and Stockholders
Evans Withycombe Residential, Inc.

We have audited the accompanying statement of excess of revenues over specific operating expenses of Redlands Lawn and Tennis Club Apartments (the "Community") for the year ended December 31, 1995. This financial statement is the responsibility of the Community's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement of excess of revenues over specific operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2, the financial statement of excess of revenues over specific operating expenses excludes certain expenses that would not be comparable to the operations of the Community after acquisition by Evans Withycombe Residential, Inc. The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Community's revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the excess of revenues over specific operating expenses (exclusive of expenses described in Note 2) of Redlands Lawn and Tennis Club Apartments for the year ended December 31, 1995 in conformity with generally accepted accounting principles.

                                                         Ernst & Young LLP

Phoenix, Arizona
December 17, 1996

                    Redlands Lawn and Tennis Club Apartments

        Statements of Excess of Revenues Over Specific Operating Expenses

                                                                                               Period from January
                                                                                Year ended      1, to November 30,
                                                                             December 31, 1995         1996
                                                                            ----------------------------------------
                                                                                                    (Unaudited)
  Revenues
     Rental                                                                   $      3,405,132   $      3,092,405
     Interest and other                                                                126,094            146,642
                                                                            ----------------------------------------
                                                                                     3,531,226          3,239,047

  Specific operating expenses
     Repairs and maintenance                                                           486,537            468,927
     Other property operating                                                          619,549            537,132
     Advertising                                                                        79,150             92,737
     Real estate taxes                                                                 259,985            265,752
                                                                            ----------------------------------------
                                                                                     1,445,221          1,364,548
                                                                            ----------------------------------------

  Excess of revenues over specific operating expenses                         $      2,086,005   $      1,874,499
                                                                            ========================================

See accompanying notes.                F-7

                    Redlands Lawn and Tennis Club Apartments

   Notes to Statements of Excess of Revenues Over Specific Operating Expenses


1. Organization and Significant Accounting Policies

Description of Property

Evans Withycombe Residential, Inc. (the "Company") owns a 100% interest in Redlands Lawn and Tennis Club Apartments (the "Community"), a 496-unit, multi-building apartment complex located in Redlands, California. The Company purchased the Community for approximately $28.8 million in December 1996.

Revenue Recognition

Rental income attributable to residential leases is recorded when due from residents. Leases are for periods of up to one year, with rental payments due monthly.

Use of Estimates

The preparation of the financial statements of excess of revenues over specific operating expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. Basis of Accounting

The accompanying statements of revenues over specific operating expenses are presented on the accrual basis. These statements have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties. Accordingly, the statements exclude certain historical expenses not comparable to the operations of the property after acquisition, such as depreciation, interest, and management fees.

See accompanying notes.                F-8

                       Evans Withycombe Residential, Inc.
                   Pro Forma Consolidated Financial Statements

                      Required under Item 7(b) of Form 8-K




Capitalized terms not defined herein are used as defined in the Company's Annual Report on Form 10-K for the year ended December 31, 1995 and the Company's Quarterly Report on Form 10-Q for the three months ended September 30, 1996.

The following unaudited Pro Forma Balance Sheet as of September 30, 1996 and Statement of Income for the nine months ended September 30, 1996 have been presented as if the May 1996 Common Stock Offering and the 1996 acquisition of 4 multifamily residential properties had occurred on January 1, 1996 (or are included on a Pro forma basis as described in Note A of the Pro Forma Consolidated Balance Sheet as of September 30,1996.

The following unaudited Pro Forma Statement of Income for the year ended December 31, 1995 has been presented as if the May 1996 Common Stock Offering, the 1996 acquisition of 4 multifamily residential properties, and the 1995 acquisition of 2 multifamily residential properties had occurred on January 1, 1995.

The unaudited Pro Forma Consolidated Financial Statements are not necessarily indicative of the results of future operations, nor the results of historical operations, had all the transactions occurred as described above on either January 1, 1995 or January 1, 1996.

The Pro Forma Consolidated Financial Statements should be read in conjunction with the accompanying notes to Pro Forma Consolidated Financial Statements, Quarterly Report on Form 10-Q for the three months ended September 30, 1996 and Statements of Excess of Revenues over Specific Operating Expenses (included elsewhere herein).

See accompanying notes.                F-9

                       Evans Withycombe Residential, Inc.
                      Pro Forma Consolidated Balance Sheet
                            As of September 30, 1996
                                   (Unaudited)
                             (Amounts in thousands)

                                                                                  1996
                                                                              Most Recent
                                                                                Acquired
                                                                                Property
                                                           Historical             (A)              Proforma
                                                       ------------------- ------------------- ------------------
Assets
   Real estate, net                                     $       680,647     $        28,800     $       709,447
   Cash and cash equivalents                                      1,392                   -               1,392
   Restricted cash                                                  893                 625               1,518
   Accounts and notes receivable                                  3,268                   -               3,268
   Deferred costs, net                                            4,209                   -               4,209
   Other assets                                                   1,816                   -               1,816
                                                       ------------------- ------------------- ------------------
Total assets                                            $       692,225     $        29,425     $       721,650
                                                       =================== =================== ==================

Liabilities and stockholders' equity
   Mortgage and notes payable                           $       376,386     $        29,425     $       405,811
   Accounts payable and other liabilities                         8,954                   -               8,954
   Dividends payable                                              7,308                   -               7,308
   Accrued interest                                                 746                   -                 746
   Accrued property taxes                                         4,559                   -               4,559
   Resident security deposits                                     1,655                   -               1,655
   Prepaid rent                                                     779                   -                 779
                                                       ------------------- ------------------- ------------------
Total liabilities                                               400,387              29,425             429,812

Minority interest                                                61,141                   -              61,141

Stockholders' equity:
   Preferred stock                                                    -                   -                   -
   Common stock                                                     183                   -                 183
   Additional paid-in capital                                   251,063                   -             251,063
   Accumulated deficit                                          (20,549)                  -             (20,549)
Total stockholders' equity                                       230,697                  -             230,697
                                                       ------------------- ------------------- ------------------
Total liabilities and stockholders' equity              $       692,225     $        29,425     $       721,650
                                                       =================== =================== ==================

 (A) Reflects the most recent multifamily residential property acquisition, Redlands Lawn & Tennis Club (acquired December 6, 1996). In connection with such acquisition the amounts presented include the initial purchase price as well as subsequent closing costs incurred as identified in the acquisition process, sinking fund deposit, and the assumption of $24.0 million of mortgage indebtedness secured by Redlands Lawn and Tennis Club and proceeds from the Credit Facility.

See accompanying notes.                F-10

                       Evans Withycombe Residential, Inc.
                   Pro Forma Consolidated Statement of Income
                  For the Nine Months Ended September 30, 1996
                                   (Unaudited)
                  (Amounts in thousands except for share data)

                                                             1996         Repayment
                                                           Acquired       of Credit
                                                          Properties       Facility       Adjustments
                                          Historical         (A)             (B)              (C)          Proforma
                                         -------------- --------------- --------------- ---------------- --------------
Revenues:
   Rental                                 $    68,565    $      6,855    $               $          -     $    75,420
   Third party management fees                  1,054               -               -               -           1,054
   Interest and other                           4,622             231               -               -           4,853
       Total revenues                    -------------  --------------  --------------  ---------------  -------------
                                               74,241           7,086               -               -          81,327

Expenses:
   Repairs and maintenance                      8,791             807               -               -           9,598
   Property operating                           9,047           1,210               -               -          10,257
   Advertising                                  1,549              99               -               -           1,648
   Real estate taxes                            4,946             576               -               -           5,522
   Property management                          2,429               -               -               -           2,429
   General and administrative                   1,366               -               -               -           1,366
   Interest                                    17,144               -          (1,250)          3,919          19,813
   Depreciation and amortization               15,077               -               -           1,115          16,192
                                         -------------  --------------  --------------  ---------------  -------------
       Total expenses                          60,349           2,692          (1,250)          5,034          66,825
                                         -------------  --------------  --------------  ---------------  -------------

Income (loss) before minority interest         13,892   $       4,394   $       1,250    $     (5,034)         14,502
Minority interest                              (3,051)  ==============  ==============  ===============        (3,001)
                                         -------------                                                   -------------

Net income                               $     10,841                                                    $     11,501
                                         =============                                                   =============

Earnings per share                       $      0.63                                                     $      0.63
                                         =============                                                   =============

Weighted average shares
   outstanding   (D)                       17,118,499                                                     18,240,563
                                         =============                                                   =============

See accompanying notes.                F-11

 (A) Reflects the results of operations for Canyon Crest Views, Portofino, Parkview Terrace Club and Redlands Lawn and Tennis Club (acquired from June 27, 1996 through December 6, 1996) (collectively the "1996 Acquired Properties"). The amounts represent approximately the historical amounts for certain revenues and expenses for the periods from January 1, 1996 through the respective acquisition dates for each property.

(B) Reduction in interest expense reflecting the effect of the paydown on the Credit Facility from the proceeds from the issuance of 2,088,889 shares of common stock in connection with the May 1996 Common Stock Offering as if it had been completed as of January 1, 1996.

(C)    Interest:
       Includes interest expense related to the 1996 acquisitions including the assumption of mortgage indebtedness for the 1996 Acquired Properties and funding of the balance of the acquisition price through proceeds from the Credit Facility.

       Depreciation expense:
       Reflects depreciation expense incurred on the 1996 Acquired Properties using the acquisition price of the respective property as if acquired on January 1, 1996.

(D) Pro forma weighted average Common Shares outstanding for the nine months ended September 30, 1996 was 18.2 million shares which includes the 16.1 million Common Shares outstanding at December 31, 1995 and reflects the issuance of 2,088,889 shares of Common Stock related to the May 1996 Common Stock Offering as if it had been completed as of January 1, 1996.

See accompanying notes.                F-12

                       Evans Withycombe Residential, Inc.
                   Pro Forma Consolidated Statement of Income
                      For the Year Ended December 31, 1995
                                   (Unaudited)
                  (Amounts in thousands except for share data)

                                                       1995          1996         Repayment
                                                     Acquired      Acquired       of Credit
                                                    Properties    Properties      Facility      Adjustments
                                     Historical        (A)            (B)            (C)            (D)           Proforma
                                   --------------- ------------- -------------- -------------- --------------- ---------------
Revenues:
   Rental                           $    68,864     $    5,007    $    11,030    $        -     $         -     $    84,901
   Third party management fees            1,268              -              -             -               -           1,268
   Interest and other                     4,478            189            366             -               -           5,033
                                   --------------  ------------  -------------  -------------  --------------  --------------
       Total revenues                    74,610          5,196         11,396             -               -          91,202

Expenses:
   Repairs and maintenance                8,293            683          1,275             -               -          10,251
   Property operating                     8,699            876          1,939             -               -          11,514
   Advertising                            1,244             87            150             -               -           1,481
   Real estate taxes                      4,723            367            931             -               -           6,021
   Property management                    2,825              -              -             -               -           2,825
   General and administrative             1,588              -              -             -               -           1,588
   Interest                              12,650              -              -        (3,000)          7,168          16,818
   Depreciation and
     amortization                        13,762              -              -             -           2,609          16,371
                                   --------------  ------------  -------------  -------------  --------------  --------------
       Total expenses                    53,784          2,013          4,295        (3,000)          9,777          66,869
                                   --------------  ------------  -------------  -------------  --------------  --------------

Income (loss) before minority            20,826     $    3,183    $     7,101   $     3,000     $    (9,777)         24,333
   interest                                        ============  =============  =============  ==============
Minority interest                        (4,594)                                                                     (5,036)
                                   --------------                                                              --------------
Net income                         $     16,232                                                                $     19,297
                                   ==============                                                              ==============
Earnings per share                 $       1.01                                                                $      1.06
                                   ==============                                                              ==============
Weighted average shares
   outstanding   (E)                 16,053,453                                                                  18,142,342
                                   ==============                                                              ==============

(A) Reflects the results of operations for the 1995 Acquired Properties. The amounts presented represent the approximate historical amounts for certain revenues and expenses for the periods from January 1, 1995 through the respective acquisition dates for each property.

(B) Reflects the results of operations for the 1996 Acquired Properties. The amounts presented represent approximately the historical amounts for certain revenues and expenses for the year ended December 31, 1995.

(C) Reduction in interest expense reflecting the effect of the paydown on the Credit Facility from the proceeds from the issuance of 2,088,889 shares of common stock in connection with the May 1996 Common Stock Offering as if it had been completed as of January 1, 1995.

See accompanying notes.                F-13

(D)      Interest:
         Includes interest expense related to the 1995 and 1996 acquisitions including the assumption of mortgage indebtedness for the 1995 and 1996 Acquired Properties and funding of the balance of the acquisition price through proceeds from the Credit Facility.

         Depreciation expense:
         Reflects annualized depreciation expense incurred on the 1995 and 1996 Acquired Properties as if acquired as of January 1, 1995.

(E) Pro forma weighted average Common Shares outstanding for the year ended December 31, 1995 was 18.1 million which includes the 16.0 million Common Shares outstanding at December 31, 1994 and reflects the issuance of 2,088,889 shares of Common Stock related to the May 1996 Common Stock Offering as if it had been completed as of January 1, 1995.

See accompanying notes.                F-14

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS





We consent to the incorporation by reference in the Registration Statement of Evans Withycombe Residential, Inc. on Form S-3, as amended (File No. 333-17805), and the related Prospectus of our reports dated December 17, 1996 with respect to the Statements of Excess of Revenues over Specific Operating Expenses of Parkview Terrace Club Apartments and Redlands Lawn and Tennis Club Apartments for the year ended December 31, 1995, in the Current Report of Evans Withycombe Residential, Inc. on Form 8-K, dated December 24, 1996.



                                                       Ernst & Young LLP


Phoenix, Arizona
December 24, 1996
                                      F-15